SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

NORTHERN LIGHTS FUND TRUST

(Name of Registrant as Specified in Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GENERATIONS MULTI-STRATEGY FUND

a series of

NORTHERN LIGHTS FUND TRUST

450 Wireless Blvd.

Hauppauge, NY  11788

(631) 470-2600

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held November 20, 2009

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust (the "Trust") has called a special meeting of the Shareholders of the Generations Multi-Strategy Fund (the "Fund"), a series of the Trust, to be held at the offices of the Trust’s administrator at 450 Wireless Blvd., Hauppauge, New York 11788, on November 20, 2009 at [__:__] [_]m., Eastern time, for the following purposes:

1.

Approval of an Investment Sub-Advisory Agreement between Three G Financial, LLC and FocusPoint Solutions, Inc.

2.

Approval of a Distribution Plan pursuant to Rule 12b-1 for shares of the Fund.

3.

Transaction of such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on September [__], 2009 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on November 20, 2009.  A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed Investment Sub-Advisory Agreement and the proposed Distribution Plan), and Proxy Voting Ballot are available at www.[________].com.

By Order of the Board of Trustees,

Emile R. Molineaux, Esq.

Secretary

October 9, 2009

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  [SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR VOTE THROUGH THE INTERNET.]  INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THE PROXY CARD [OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD].  IT IS IMPORTANT THAT YOU VOTE PROMPTLY.  YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY (i) SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE, (ii) SUBMITTING A WRITTEN NOTICE TO THE PRESIDENT OF THE TRUST REVOKING THE PROXY, OR (iii) ATTENDING AND VOTING IN PERSON AT THE MEETING.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on November 20, 2009.  A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed Investment Sub-Advisory Agreement and the proposed Distribution Plan), and Proxy Voting Ballot are available at www.[________].com.

GENERATIONS MULTI-STRATEGY FUND

a series of

NORTHERN LIGHTS FUND TRUST

450 Wireless Blvd.

Hauppauge, NY  11788

(631) 470-2600

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

to be held November 20, 2009

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of Northern Lights Fund Trust (the "Trust") on behalf of the Generations Multi-Strategy Fund (the "Fund") for use at the special meeting of shareholders, to be held at the offices of the Trust’s administrator at 450 Wireless Blvd., Hauppauge, New York 11788, on November 20, 2009 at [__:__] [_].m., Eastern time, and at any and all adjournments thereof (the "Meeting").  The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about October 9, 2009.  Only shareholders of record at the close of business on September [_], 2009 (the "Record Date") will be entitled to vote at the Meeting.  The principal offices of the Trust are located at 450 Wireless Blvd, Hauppauge, NY  11788.

The presence, in person or by proxy, of the holders of at least one third of the shares of the Fund shall constitute a quorum for purposes of the Proposals (as defined below).  However, under the Investment Company Act of 1940, as amended (the "1940 Act"), approval of each of the Proposals 1 and 2 requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Shareholders of the Fund are being asked to consider the following proposals:

1.

Approval of an Investment Sub-Advisory Agreement between Three G Financial, LLC and FocusPoint Solutions, Inc.

2.

Approval of a Distribution Plan pursuant to Rule 12b-1 for the Fund.

3.

Transaction of such other business as may properly come before the meeting or any adjournments thereof.

A copy of the Fund’s most recent audited annual report for the fiscal period ended July 31, 2009, including financial statements and schedules, is available at no charge by sending a written request to the Fund’s transfer agent, Gemini Fund Services, LLC, at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling toll-free 1-877-238-2406.

PROPOSAL 1:

APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THREE G FINANCIAL, LLC AND FOCUSPOINT SOLUTIONS, INC.

Three G Financial, LLC ("Three G" or "Adviser") serves as the Fund’s investment adviser pursuant to an investment advisory agreement.  However, Three G has notified the Trust that it wishes to engage the services of FocusPoint Solutions, Inc. ("FocusPoint" or "Sub-Adviser"), an affiliate of Three G, to serve as investment sub-adviser to the Fund.  Upon review of FocusPoint’s qualifications, the Board of Trustees (none of whom are a party to the proposed investment sub-advisory agreement, nor an interested person of the Adviser or proposed investment sub-adviser), at an in-person meeting held on September 24, 2009, unanimously selected FocusPoint as the investment sub-adviser for the Fund.  The 1940 Act, in part, requires that investment advisory agreements, including investment sub-advisory agreements, be approved by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders now are being asked to approve the proposed investment sub-advisory agreement ("Sub-Advisory Agreement") for the Fund between Three G and FocusPoint.

The Sub-Advisory Agreement

Subject to Fund shareholder approval, Three G will enter into a Sub-Advisory Agreement with FocusPoint.  The Fund did not previously have a sub-adviser and Three G will continue to serve the Fund as investment adviser, but its duties will focus on oversight of FocusPoint.  The Sub-Advisory Agreement will become effective upon Fund shareholder approval.  The Sub-Advisory Agreement provides that it will remain in force for an initial term of two (2) years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the Trustees who are not affiliated with Three G or FocusPoint (the “Independent Trustees”), by a vote cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty (60) days written notice, by the Board, by a vote of the majority of the outstanding voting securities of the Fund, by Three G or by FocusPoint.  The Sub-Advisory Agreement automatically terminates in the event of its assignment.

The terms of the proposed Sub-Advisory Agreement are substantially similar to the terms of the investment advisory agreement with the exception that sub-advisory fees are paid by Three G.  Under the proposed Sub-Advisory Agreement, Three G (not the Fund) will pay a sub-advisory fee equivalent to an annual rate of 0.25% of average daily net assets of the Fund, payable monthly.  Approval of the Sub-Advisory Agreement will not raise the fees paid by the shareholders of the Fund.  The Sub-Adviser will be responsible for executing a continuous program of investment for the Fund in compliance with all applicable laws and consistent with investment polices and restrictions stated in the Fund’s Prospectus and Statement of Additional Information as well as the Trust’s Agreement and Declaration of Trust and By-Laws.  Neither the Adviser nor the Sub-Adviser will be liable to the Fund in the discharge of their duties to the Fund for any error of judgment, mistake of law, or any loss suffered by the Fund, provided no harm suffered or losses incurred by the Fund was the result of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser or Sub-Adviser in the discharge of their duties.  The description of the Sub-Advisory Agreement in this Proxy Statement is only a summary and you should read the Sub-Advisory Agreement in its entirety.  The form of the Sub-Advisory Agreement is attached as Exhibit A.

Information Concerning FocusPoint Solutions, Inc.

FocusPoint Solutions, Inc., a corporation organized under the laws of the state of Oregon, is located at 3395 SW Garden View Avenue, Portland, Oregon 97225.  It is currently controlled by Christopher K. Hicks by virtue of his ownership of over 75% of its shares.

The names, addresses and principal occupations of the principal executive officers and directors of FocusPoint are set forth below:

Name:	Title:	Address:	Principal Occupation:
Christopher K. Hicks	President, Treasurer and sole Director	3395 SW Garden View Avenue Portland, Oregon 97225	Investment Adviser

Evaluation of the Sub-Advisory Agreement by the Board of Trustees

The Board, including all of the Independent Trustees, considered the proposed Sub-Advisory Agreement at its meeting held on September 24, 2009.  The Board evaluated, among other things, written information provided by FocusPoint as well as answers to questions posed by the Board to representatives of FocusPoint.  In response to specific requests from the Independent Trustees, FocusPoint furnished information concerning a variety of aspects of the operation of the Fund including, (1) details concerning the nature, extent and quality of the services to be provided by FocusPoint, (2) FocusPoint’s investment approach, (3) the investment performance of the Fund under Three G, (4) the structure of FocusPoint and its ability to provide services to the Fund based on its financial condition as well as the credentials, reputation, background and investment experience of its personnel, (5) the advisory fees, sub-advisory fees and total expenses of the Fund, (6) an assessment as to whether any economies of scale existed in connection with the operation of the Fund, and (7) information concerning costs of services provided to the Fund and the expected profitability to FocusPoint of providing such services, including any direct or indirect benefits enjoyed by FocusPoint.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.  Below is a discussion of the information considered by the Board.

Nature, Extent and Quality of Services

The Board examined the nature, extent and quality of the services to be provided by FocusPoint to the Fund.  The Board considered that under the proposed Sub-Advisory Agreement, FocusPoint would be responsible for managing the investment portfolio of the Fund, including the purchase, retention and disposition of the investments, securities and cash contained in the Fund, in accordance with the Fund’s investment objective and strategies as stated in the Fund’s Prospectuses and Statement of Additional Information, as from time to time in effect.  In connection with these responsibilities and duties, the Board considered the fact that FocusPoint would be responsible for (1) providing investment research and supervision of the Fund’s investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Fund’s assets and (2) implementing all purchases and sales of investments for the Fund in a manner consistent with its policies.  The Board concluded that the nature and extent of these services was appropriate for the Fund.

The Board evaluated the financial condition of FocusPoint and determined that there was no reason to believe that FocusPoint’s financial condition would inhibit it from delivering quality service as the sub-adviser to the Fund.  Thus, the Board concluded that it was satisfied that there was a reasonable basis on which to conclude that FocusPoint would be able to provide high quality investment sub-advisory services to the Fund under the proposed Sub-Advisory Agreement.

Summary of Investment Performance Reviewed by the Board

The Board examined the performance history of the Fund for its most recent quarter ended July 31, 2009 and from inception to July 31, 2009 when it was advised by Three G without the assistance of a sub-adviser.  The Board noted that for the periods reviewed, the Fund had outperformed its index, the S&P 500 Index.  The Board concluded that, although the past performance of the Fund is no guarantee of future performance, given the Sub-Adviser’s intent to employ an investment strategy identical to the Adviser’s, the shareholders are likely to benefit from continuity of investment strategy with FocusPoint serving as the sub-adviser to the Fund.  Additionally, the Board examined the performance history of a composite (the "Composite") of separately managed accounts of FocusPoint which employ an investment strategy which is substantially similar to that employed by the Fund.  For a variety of periods measured from the Composite’s inception on September 5, 2006 to August 31, 2009, the Composite had underperformed the S&P 500 Index.  However, the Board concluded that the underperformance was not a material cause for concern and that Composite performance was satisfactory.

Costs of Services and Profits Realized by FocusPoint

The Board examined the estimated costs to FocusPoint of serving as the investment sub-adviser to the Fund, including the costs associated with personnel.  The Board examined the anticipated revenues that FocusPoint is expected to receive for serving as the sub-adviser to the Fund.  The Board noted that retaining FocusPoint would not result in an increase in cost to the shareholders of the Fund since FocusPoint is paid by Three G and not by the Fund directly.  In light of the estimated costs of services to be provided by FocusPoint and the fact that the Fund does not incur the expense of paying the Sub-Adviser for such services, the Board concluded that the cost of services to be provided by and the estimated profits, if any, to be realized by FocusPoint are reasonable.

Economies of Scale

The Board determined that economies of scale should not factor heavily into their decision as to whether to retain FocusPoint as the Fund’s sub-adviser because of the small size of the Fund and the fact that, since the Sub-Adviser is paid by Adviser and not from by the Fund, economies of scale are generally less important for approval of sub-advisory agreements than approval of advisory agreements.

Other Benefits

The Board considered the fact that there are no tangible benefits to FocusPoint in providing investment sub-advisory services to the Fund, other than the fee to be earned under the proposed Sub-Advisory Agreement.  There may be certain intangible benefits gained to the extent that serving the Fund could enhance FocusPoint’s reputation in the marketplace, and, therefore, may enable FocusPoint to attract additional client relationships.  The Board concluded that this was reasonable and consistent with the types of benefits generally derived by sub-advisers to mutual funds.

Conclusion.

Having requested and received such information from FocusPoint as the Board believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that approval of the Sub-Advisory Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously approved the proposed Sub-Advisory Agreement.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE INVESTMENT SUB-ADVISORY AGREEMENT.

PROPOSAL 2:

APPROVAL OF A DISTRIBUTION PLAN PURSUANT TO RULE 12b-1 FOR THE FUND

Rule 12b-1 under the 1940 Act provides that a mutual fund may distribute its own shares, provided that fees or other payments made to brokers, dealers or other intermediaries for selling shares of the fund are made pursuant to a written plan that “describes all material aspects of the proposed financing of distribution.”  A mutual fund is considered to be distributing its own shares if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to prospective shareholders, and the printing and mailing of sales literature.  Rule 12b-1 requires that a fund’s board of trustees and shareholders approve any distribution plan.

On September 24, 2009, at an in-person meeting, the Board, including a majority of the Trustees that are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan (“Independent Trustees”), approved a Distribution Plan (the "Plan”) for the Fund.  Under the Plan, total fees can not exceed 0.25% of the Fund’s average annual assets.  Upon approval by shareholders, the Fund will begin accruing and paying expenses under the Plan, as described below.  A copy of the Plan is attached to this Proxy Statement as Exhibit B.

The Plan

The Plan provides that, subject to the supervision of the Trustees, the Trust may, directly or indirectly, engage in any activities related to the distribution of shares of the Fund, which activities may include, but are not limited to, the following: (i) assistance in the offering and sale of shares of the Fund, (ii) other aspects of the marketing of the shares to clients or prospective clients, (iii) advertising, (iv) marketing services provided by or arranged by the distributor with respect to the Fund and (v) shareholder account maintenance.  The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Fund shares, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

The Plan provides that the Fund will pay its distributor, Northern Lights Distributors, LLC (the "Distributor"), an annual fee for the Distributor’s services in connection with the sales and promotion of the Fund, including its distribution expenses, as described above.  The annual fee paid to the Distributor, calculated daily and paid monthly, will be 0.25% of the average daily net assets of the Fund.  The actual distribution related expenses incurred by the Distributor may be less than the 12b-1 fees that the Distributor receives from the Fund.

At least quarterly, the Distributor will provide to the Board, and the Trustees will review, a written report of the amounts expended under the Plan and any related agreement, and the purposes for which such expenditures were made.  The Plan will continue in effect until the next annual approval of the Plan by the Board and thereafter for successive one year periods, but only if approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees, cast in-person at a meeting called for the purpose of voting on the Plan.   All material amendments to the Plan must be approved by a vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendments.  Any amendment to the Plan that materially increases the costs that the Fund may bear for distribution pursuant to the Plan must be approved by a majority vote of the outstanding voting securities of the Fund.   The Plan may be terminated at any time by: (a) a majority vote of the Independent Trustees, or (b) a vote of a majority of the outstanding voting securities of the Fund.

If shareholders approve the Plan, fees and expenses paid by Fund shareholders will be affected as follows:

Shareholder Fees (fees paid directly from your investment)

	Current	Proposed
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed)(1)	None	None
Maximum Account Fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Current	Proposed
Management Fees	0.85%	0.85%
Distribution and/or Shareholder Servicing (12b-1) Fees	0.00%	0.25%
Acquired Fund Fees and Expenses	[0.01]%	[0.01]%
Other Expenses	[0.59]%	[0.59]%
Gross Total Annual Fund Operating Expenses	[1.45]%	[1.70]%
Adviser Fee Waiver (2)	[(0.47)]%	[(0.34)]%
Net Total Annual Fund Operating Expenses After Fee Waiver	[0.98]%	[1.36]%

___________

(1) There is a $15 wire transaction fee for redemptions made by wire.

(2) Effective December 1, 2009, the Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until November 30, 2010, to ensure that Net Annual Fund Operating Expenses  (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses fees and expenses or extraordinary expenses such as litigation) will not exceed 1.35% of the Fund’s average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  From the commencement of operations, the Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until November 30, 2009, to ensure that Net Annual Fund Operating Expenses  (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses fees and expenses or extraordinary expenses such as litigation) will not exceed 0.97% of the Fund’s average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

▪

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current	Proposed
1 Year	$[__]	$[__]
3 Year	$[__]	$[__]
5 Year	$[__]	$[__]
10 Year	$[__]	$[__]

Evaluation By The Board of Trustees.

In deciding to recommend the adoption of the Plan, the Trustees considered a variety of factors.  The Trustees also consulted with counsel who is not counsel for the Adviser or the Distributor.  The Board concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders, and that the fees to be paid under the Plan are fair and reasonable in light of the services to be provided.

The Trustees considered the circumstances giving rise to the need for the Plan and whether the Plan addressed those needs.  The Trustees discussed the fact that the Fund is still relatively small, and that the Plan is expected to attract and retain new assets.  The Plan provides an incentive to financial intermediaries to make the Fund available to their customers, and supplies the resources financial intermediaries need to provide high quality shareholder servicing.  The Trustees noted that, with additional assets, it becomes more feasible to further diversify the Fund when the Adviser or Sub-Adviser believes that further diversification is desirable.  The Trustees agreed that it is important for the Fund to grow in order to realize economies of scale and reduce expenses paid by shareholders.  They acknowledged that, due to the small size of the Fund, the Adviser has been subsidizing the Fund.  The Board members agreed that the Adviser was more likely to continue serving as the investment adviser if the Fund grows and the subsidization is reduced or eliminated.

The Trustees discussed whether the Plan was a reasonable option considering the characteristics of the Fund and the type of investors to which the Plan is directed.  The Board noted that the actual distribution related expenses incurred by the Distributor may, in the future, be less than the 12b-1 fees that the Distributor receives from the Fund.  While the Trustees considered alternatives, such as a plan under which the Fund reimburses the Distributor for actual expenditures, it did not consider other alternatives to be as flexible as the proposed Plan.  In addition, the Trustees indicated that the level of distribution related expenses incurred by the Distributor compared to the 12b-1 fees would be taken into consideration annually when the Board considers the Plan for renewal.  Finally, the Trustees considered whether any other party would benefit from the Plan in addition to the Fund.  The Trustees recognized that a greater level of fund assets could benefit the Adviser and/or Sub-Adviser, by increasing its management fee revenue to the extent that the Plan succeeds in attracting and retaining assets.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE DISTRIBUTION PLAN PURSUANT TO RULE 12b-1 FOR THE FUND.

OPERATION OF THE FUND

The Fund is a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005.  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees.

The Fund is a diversified series and may issue an unlimited number of shares of beneficial interest.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally, with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Gemini Fund Services, LLC, located at 4020 South 147th Street, Omaha, Nebraska 58137 is the transfer agent, fund accountant and administrator for the Fund.  Northern Lights Distributors, LLC, located at 4020 South 147th Street, Omaha, Nebraska 58137 is the distributor (principal underwriter) for the Fund.

Three G Financial, LLC, located at 5940 South Rainbow Boulevard, Las Vegas, Nevada 89118 serves as investment adviser to the Fund, providing security selection, trading and overall portfolio management services to the Fund.  Under its investment advisory agreement with the Fund, which was approved by a vote of the Fund’s sole shareholder on October 21, 2008 in connection with the formation of the Fund, the Adviser is paid an annual advisory fee equivalent to 0.85% of the Fund’s average daily net assets.  From the Fund’s commencement of operations on October 21, 2008, to July 31, 2009, the Adviser earned $___, of which $___ was waived pursuant to an expense limitation agreement between the Fund and the Adviser.  Christopher K. Hicks and Steven B. Hicks are the controlling members of the Adviser.  Their address is 3395 SW Garden View Avenue, Portland, Oregon 97225.  Christopher K. Hicks also controls the proposed Sub-Adviser, FocusPoint Solutions, Inc.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal or proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the Meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for approval of Proposals 1 and 2, and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

The close of business on [_________ __], 2009 is the Record Date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.  There were [_____] shares of beneficial interest of the Fund issued and outstanding as of the Record Date.  Only shareholders of record on the Record Date are entitled to vote at the meeting.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.  The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for approval of each the proposed Sub-New Advisory Agreement and the proposed Distribution Plan.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (i) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Abstentions and broker non-votes (i.e. shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting).  Broker non-votes and abstentions will have the same effect as a vote against a proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, and since the inception of the Fund, the Trustees and executive officers of the Trust owned no shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

[As of the Record Date, there where no shareholders who are deemed to “control” the Fund, as that term is defined under the 1940 Act.  As of the Record Date, the Trust knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.  From the end of the Fund’s fiscal year ended July 31, 2009 to the Record Date there has been no change in “control” of the Fund, as that term is defined under the 1940 Act.]

As of the Record Date, there were _____ shares outstanding.  The following table provides certain information as of the Record Date for the Special Meeting, with respect to those persons known to the Fund to be record or beneficial owners of 5% or more of the outstanding shares of the Fund:

Name & Address	Status	Percent of Fund

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Emile Molineaux, Secretary, Northern Lights Fund Trust, 450 Wireless Blvd., Hauppauge, NY  11788

AFFILIATED BROKERS

For the fiscal period ended July 31, 2009, the Fund did not pay brokerage commissions to affiliated brokers.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by the Adviser.  In addition to solicitation by mail, the Trust may request that banks, brokers and other custodial nominees and fiduciaries supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and the Adviser will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.  [Certain officers and employees of The Altman Group may solicit proxies in person or by telephone, facsimile transmission or mail.  The Altman Group will be paid approximately $[__] for its services.  These expenses of The Altman Group will be paid by the Adviser.]

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call the Trust at 1-877-238-2406 or write the Trust at 4020 South 147th St., Suite 2, Omaha, NE 68137.

BY ORDER OF THE BOARD OF TRUSTEES

Andrew Rogers,

President

Dated October 9, 2009

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR [PHONE OR EMAIL]

EXHIBIT A

PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT

SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this [___] day of November, 2009, by and between THREE G FINANCIAL, LLC (the "Adviser"), a limited liability company registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) located at located at 5940 South Rainbow Boulevard, Las Vegas, Nevada 89118, and FOCUSPOINT SOLUTIONS, INC. (the “Subadviser”), a corporation registered under the Advisers Act, located at 3395 SW Garden Avenue, Portland Oregon 97225, with respect to each Fund listed on Schedule A hereto (each, a “Fund”), each a series of the NORTHERN LIGHTS FUND TRUST, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the 26th day of June, 2008, as amended (the “Advisory Agreement”), been retained to act as investment adviser for each Fund listed on Schedule A hereto;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of each Fund’s assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1.

Appointment as Subadviser.  The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage all of the assets of each Fund (the “Subadviser Assets”) subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets.  It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities.

2.

Duties of Subadviser.

(a)

Investments.  The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in the Funds’ prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.  The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning each Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

(b)

Compliance with Applicable Laws and Governing Documents.  In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations.  Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations.  Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring each Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets.  The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that each Fund is in compliance with Subchapter M of the Code.  In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent a Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance.  In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M.  If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code.

The Adviser shall perform quarterly compliance tests to ensure that each Fund is in compliance with the diversification provisions of Section 817 of the Code and the regulations thereunder.  In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent a Fund is in compliance with the diversification provisions of Section 817 and the regulations thereunder and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance.  In connection with such compliance tests, the Adviser shall inform the Subadviser no more than five(5) business days after the end of a calendar quarter if the Subadviser Assets are out of compliance with these diversification requirements.  If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code.

The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser.  In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes.  The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Funds, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI.  The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

(c)

Voting of Proxies.  The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser.  The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund(s) or the Trust or take any action with respect thereto.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act.  The Subadviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to a Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(d)

Agent.  Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets.  The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

(e)

Brokerage.  The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of each Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as Subadviser may elect and negotiate commissions to be paid on such transactions.  The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account.  The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund’s account with Brokers selected by the Subadviser.  In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below.  In using its reasonable efforts to obtain for each Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions.  The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades.  Notwithstanding the foregoing, the Trust, a Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets.  Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, a Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.  It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to such other clients.  It is recognized that in some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

(f)

Securities Transactions.  The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Funds; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Funds if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets.  The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(g)

Books and Records.  The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions.  The Subadviser acknowledges that each Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files.  Each Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(h)

Information Concerning Subadviser Assets and Subadviser.  From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith.  The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser.  Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

(i)

Custody Arrangements.  The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements.  The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets.  The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of each Fund.  The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

3.

Independent Contractor.  In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

4.

Expenses.  During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust’s, the Funds’ or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Funds’ custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of each Fund for sale in the various states; freight and other charges in connection with the shipment of each Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.  The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of a Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of a Fund or the Adviser.  The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.

Investment Analysis and Commentary.  The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement.  The Investment Reports are due within 10 days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Subadviser.  The subject of each Investment Report shall be mutually agreed upon.  The Adviser is freely able to publicly distribute the Investment Report.  In addition, the Subadviser will co-author a white paper covering the investment strategy of each Fund.  The co-authored white paper will be completed at a mutually agreed upon deadline, and will be updated as needed should the investment strategy of a Fund materially change.

6.

Compensation.  For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee equal to the amounts described in Exhibit A attached hereto.  Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets’ average daily net assets.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Funds’ Prospectus and/or SAI.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

7.

Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a)

The Subadviser is registered as an investment adviser under the Advisers Act;

(b)

The Subadviser is a corporation duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)

The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d)

The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

8.

Representations and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

(a)

The Adviser is registered as an investment adviser under the Advisers Act;

(b)

The Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)

The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)

The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement; and

(f)

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of a Fund and the Adviser’s entering into and performing this Agreement.

9.

Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

10.

Liability and Indemnification.

(a)

Liability.  The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or a Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

(b)

Indemnification.  The Subadviser shall indemnify the Adviser, the Trust and each Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

(c)

The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

11.

Duration and Termination.

(a)

Duration.  Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the effective date of this Agreement, and thereafter shall continue automatically for successive annual periods with respect to each Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)

Termination.  Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to one or more Funds, without payment of any penalty:

(i)

By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of a Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

(ii)

By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii)

By the Subadviser upon not more than 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

12.

Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.  Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in a Fund.

13.

Reference to Adviser and Subadviser.

(a)

The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Funds.  In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials.  The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Funds.  The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Funds that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser.  Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

(b)

Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Funds or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

14.

Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15.

Confidentiality.  Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Funds and the actions of the Subadviser, the Adviser and the Funds in respect thereof; except to the extent:

(a)

Authorized.  The Adviser or the Trust has authorized such disclosure;

(b)

Court or Regulatory Authority.  Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c)

Publicly Known Without Breach.  Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d)

Already Known.  Such information already was known by the party prior to the date hereof;

(e)

Received From Third Party.  Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Funds’ custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f)

Independently Developed.  The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing a Fund’s portfolio holdings.  The Subadviser agrees, consistent with its Code of Ethics, it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about a Fund’s portfolio holdings.

16.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a) If to the Subadviser: Name Title Address Phone Fax Email	(b) If to the Adviser: Name Title Address Phone Fax Email

17.

Jurisdiction.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.

18.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

19.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20.

Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

22.

Entire Agreement.  This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER THREE G FINANCIAL, LLC By: _____________________________ Name: ____________________ Title: _____________________	SUBADVISER FOCUSPOINT SOLUTIONS, INC. By: _____________________________ Name: ____________________ Title: _____________________

SUBADVISORY AGREEMENT

between THREE G FINANCIAL, LLC (the “Adviser”),

and FOCUSPOINT SOLUTIONS, INC. (“Subadviser”)

SCHEDULE A

FUNDS TO BE SERVICED

ANNUAL FEE

GENERATIONS MULTI-STRATEGY

FUND

0.25%

EXHIBIT B

NORTHERN LIGHTS FUND TRUST PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

FOR GENERATIONS MULTI-STRATEGY FUND

DISTRIBUTION PLAN

PURSUANT TO RULE 12B-1

UNDER THE INVESTMENT COMPANY ACT OF 1940

NORTHERN LIGHTS FUND TRUST

On behalf of its series

GENERATIONS MULTI-STRATEGY FUND

DISTRIBUTION PLAN made as of September 24, 2009 by and between Northern Lights Fund Trust (the "Trust") on behalf of its separate series, GENERATIONS MULTI-STRATEGY FUND (the “Fund”) and the distributor for the Fund, Northern Lights Distributors, LLC (the “DISTRIBUTOR”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company which offers for public sale separate series of shares of beneficial interest, each corresponding to the distinct portfolios which may be further divided into separate classes of shares (the "Shares"); and

WHEREAS, the Trust has entered into an Underwriting Agreement (the "Underwriting Agreement") with DISTRIBUTOR pursuant to which DISTRIBUTOR has agreed to serve as the distributor of the Shares of the Fund; and

WHEREAS, the Trust desires to adopt this Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") on behalf of the Fund by the Trust's Board of Trustees (the "Board") pursuant to which the Trust, with respect to the Fund, will pay a distribution fee to DISTRIBUTOR in connection with the distribution of Fund Shares; and

WHEREAS, DISTRIBUTOR desires to serve as distributor of the Shares and to provide, or arrange for the provision of distribution services pursuant to the Plan;

NOW THEREFORE, the parties agree as follows:

1.  A. The Fund is authorized to pay to DISTRIBUTOR, as compensation for DISTRIBUTOR's account maintenance services under this Plan, a combined account maintenance fee and distribution fee (for sales and promotional activities and services under this Plan) at the rate of 0.25%, on an annualized basis of the average net assets attributable to Shares of the Fund.  Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund’ average daily net assets during the preceding month, and shall be calculated and accrued daily. DISTRIBUTOR shall use such fee, among other things, to make the payments contemplated by Paragraph 2(B) below and to pay interest and principal where such payments have been financed.

B. The Fund may pay fees to DISTRIBUTOR at a lesser rate than the fees specified in Section 1.A. of this Plan as agreed upon by the Board and DISTRIBUTOR and as approved in the manner specified in subsections (a) and (b) of Paragraph 3 of this Plan.

2.  A. The Trust hereby authorizes DISTRIBUTOR to enter into Sub-Agreements with certain securities dealers or brokers, administrators and others ("Recipients") to provide compensation to such Recipients based on the net asset value of shares of the Fund held by clients or customers of that Recipient, for activities and services of the type referred to in Paragraph (B) of this Paragraph 2.  DISTRIBUTOR may also make payments to the investment adviser of the Fund for reimbursement of marketing related expenses and/or compensation for administrative assistance.

B. DISTRIBUTOR shall provide, or arrange for Recipients with which DISTRIBUTOR has entered into Sub-Agreements to provide, distribution services. The distribution services shall include assistance in the offering and sale of shares of the Fund and in other aspects of the marketing of the shares to clients or prospective clients of the respective Recipients including any advertising or marketing services provided by or arranged by DISTRIBUTOR with respect to the Fund.

3.  This Plan shall not take effect with respect to the Fund unless it has been approved, together with any related agreements, by a majority vote, cast in person at a meeting (or meetings) called for the purpose of voting on such approval, of: (a) the Board; and (b) those Trustees of the Trust who are not "interested person" of the Trust and have no direct or indirect financial interest in the operation of this Plan or any agreements related thereto (the "Independent Trustees").

4.  This Plan may continue in full force and effect with respect to the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in subsections (a) and (b) of paragraph 3.

5.  DISTRIBUTOR shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended with respect to the Fund by DISTRIBUTOR under this Plan and the purposes for which such expenditures were made.

6.  The Trust or the Fund may terminate this Plan at any time, without the payment of any penalty, by vote of the Board, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund. DISTRIBUTOR may terminate this Plan with respect to the Trust or the Fund, without payment of penalty, upon sixty (60) days written notice to the Trust or the Fund. Notwithstanding the foregoing, this Plan shall terminate automatically in the event of its assignment.

7.  This Plan may not be amended to increase materially the amount of fees to be paid by the Fund unless such amendment is approved by a vote of a majority of the outstanding shares of the Fund, and no material amendment to the other provisions of this Plan shall be made unless approved in the manner provided for approval and annual renewal in subsections (a) and (b) of Paragraph 3 hereof.

8.  The amount of distribution fees payable by the Fund to DISTRIBUTOR under this Plan and the amounts received by DISTRIBUTOR under the Underwriting Agreement may be greater or lesser than the expenses actually incurred by DISTRIBUTOR on behalf of the Fund in serving as Distributor of the Shares. The distribution and account maintenance fees with respect to the Fund will be payable by the Fund to DISTRIBUTOR until either this Plan or the Underwriting Agreement is terminated or not renewed with respect to the Shares of the Fund. If either this Plan or the Underwriting Agreement is terminated or not renewed with respect to the Shares of the Fund, any distribution expenses incurred by DISTRIBUTOR on behalf of the Fund which are in excess of payments which DISTRIBUTOR has received or accrued through the termination date shall be the sole responsibility and liability of DISTRIBUTOR, and are not obligations of the Fund.

9.  While this Plan is in effect, the selection and nomination of the Independent Trustees shall be made solely at the discretion of the Independent Trustees.

10. As used in this Plan, the terms "majority of the outstanding voting securities," "assignment" and "interested person" shall have the same meanings as those terms have in the 1940 Act.

11. The Trust shall preserve copies of this Plan (including any amendments thereto) and any related agreements and all reports made pursuant to Paragraph 5 hereof for a period of not less than six years from the date thereof, the first two years in an easily accessible place.

12. The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or the Fund under this Plan, and DISTRIBUTOR or any other person, in asserting any rights or claims under this Plan, shall look only to the assets and property of the Trust or the Fund in settlement of any such right or claim, and not to such Trustees or shareholders.

IN WITNESS WHEREOF, the Trust and DISTRIBUTOR have executed this Plan as of the date first set forth above.

NORTHERN LIGHTS FUND TRUST

On behalf of its separate series

GENERATIONS MULTI-STRATEGY FUND

Attest:

By:

Emile R. Molineaux

      Andrew Rogers

            Secretary

  President

NORTHERN LIGHTS DISTRIBUTORS, LLC

As Distributor

Attest:

By:

Sarah Witt

      Brian Nielsen

            Legal Assistant

  President

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on November 20, 2009.  A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed Investment Sub-Advisory Agreement and the proposed Distribution Plan), and Proxy Voting Ballot are available at www.[________].com.

PROXY

GENERATIONS MULTI-STRATEGY FUND

SPECIAL MEETING OF SHAREHOLDERS

November 20, 2009

The undersigned shareholder(s) of the Generations Multi-Strategy Fund (the "Fund"), a series of Northern Lights Fund Trust (the "Trust"), hereby nominates, constitutes and appoints Jim Colantino, Andrew Rogers and Emile Molineaux, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is/are entitled to vote at the Meeting of Shareholders of the Fund to be held at the principal executive offices of the Trust’s administrator, 450 Wireless Blvd., Hauppauge, New York 11788, on November 20, 2009 at [__:__] [_].m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposal set forth below.

1.

Approval of an Investment Sub-Advisory Agreement between Three G Financial, LLC and FocusPoint Solutions, Inc.

⁪ FOR                            ⁪ AGAINST                        ⁪ ABSTAIN

2.

Approval of a Distribution Plan pursuant to Rule 12b-1 for shares of the Fund.

⁪ FOR                            ⁪ AGAINST                        ⁪ ABSTAIN

The Board of Trustees recommends a vote "FOR" the above proposals.  The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions.  In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

YOU MAY ALSO CAST YOUR VOTE BY CALLING TOLL-FREE 1-[___________].

IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR ABOUT HOW TO CAST YOUR VOTE, PLEASE CALL THE ABOVE NUMBER.  REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU MONDAY THROUGH FRIDAY 9:30 AM TO 4:00 PM EASTERN TIME

DATED:______________, 2009

_______________________________

(Signature of Shareholder)

DATED:______________, 2009

_______________________________

(Signature of Joint Shareholder)

 (Please date this proxy and sign your name as it appears on the label.

Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

This Proxy is solicited on behalf of the Trust’s Board of Trustees.

THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE BY (i) SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE, (ii) SUBMITTING A WRITTEN NOTICE TO THE PRESIDENT OF THE TRUST REVOKING THE PROXY, OR (iii) ATTENDING AND VOTING IN PERSON AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust in validating your vote if you fail to sign your proxy card properly.

1.

Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.

Joint Accounts:  Either party may sign the proxy card.  Party signing should sign exactly as shown in the registration on the proxy card.

3.

All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration

        Valid Signature

Corporate Accounts

(1)

ABC Corp ……………………………………

ABC Corp.

(2)

ABC Corp ……………………………………

John Doe, Treasurer

(3)

ABC Corp.
c/o John Doe, Treasurer ………………………

John Doe

(4)

ABC Corp. Profit Sharing Plan ………………

John Doe, Trustee

Trust Accounts

(1)

ABC Trust ……………………………………

Jane B. Doe, Trustee

(2)

Jane B. Doe, Trustee
u/t/d 12/28/78 …………………………………

Jane B. Doe

Custodial or Estate Accounts

(1)

John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA ………………

John B. Smith

(2)

Estate of John B. Smith ………………………

John B. Smith, Jr., Executor